SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 8, 2001

HASTINGS MANUFACTURING COMPANY
(Exact Name of Registrant as Specified in Charter)

Michigan (State or Other Jurisdic- tion of Incorporation)	1-3574 (Commission File Number)	38-0633740 (IRS Employer Identification No.)

325 North Hanover Street Hastings, Michigan (Address of Principal Executive Offices)		49058 (Zip Code)

(616) 945-2491
(Registrant's Telephone Number, Including Area Code)

Item 7.                    Financial Statements and Exhibits.

                                The following document is filed as an exhibit to this report on Form 8-K:

          99.1              Press Release of Hastings Manufacturing Company dated November 8, 2001.

Item 9.                    Regulation FD Disclosure.

                              On November 8, 2001, Hastings Manufacturing Company issued the press release attached to this Form 8-K as Exhibit 99.1. This report and the exhibit are furnished, not filed.

SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 9, 2001	HASTINGS MANUFACTURING COMPANY

By: /s/ Thomas J. Bellgraph
Thomas J. Bellgraph Vice-President, Finance

EXHIBIT INDEX

Exhibit Number                    Document

          99.1                    Press Release of Hastings Manufacturing Company dated November 8, 2001.